                                                                  EXHIBIT 10.61


                 SECOND MODIFICATION OF EMPLOYMENT AGREEMENT

     THIS MODIFICATION, made and entered into this 22nd day of October, 1997, by and between HARVEYS CASINO RESORTS, a Nevada corporation, hereinafter referred to as "Harveys" and/or "Employer", and JOHN MCLAUGHLIN, hereinafter referred to as "Employee", is as follows:

                               W I T N E S S E T H:

     WHEREAS, Harveys and Employee did, on the 14th day of August, 1995, execute an Employment Agreement (the "Agreement");
and

     WHEREAS, Harveys and Employee did, on the 27th day of November, 1996, execute a document modifying the Agreement; and

     WHEREAS, Harveys desires to continue to engage the services of Employee, who is desirous of continued employment by Harveys under the terms and conditions as set forth herein; and

     WHEREAS, the parties desire to again amend the Agreement as of the date hereof in the follow particulars:

     A. Section 3.01 shall be modified by extending the term of employment for one (1) additional year commencing the 18th day of September, 1999, and terminating on the 17th day of September, 2000, unless further extended by mutual agreement of the parties.

     B.   Section 3.01 shall also be modified by adding the following language:
"Effective the 20th day of October, 1997, Employee's annual salary shall be increased to $250,000.00 per annum."

     C. Paragraph 8.02 shall be modified by increasing Employee's vacation time from two (2) weeks per year to three (3) weeks per year, commencing on the 2nd anniversary date of hire.

     Where not inconsistent herewith, the remaining terms and conditions of the Agreement shall remain in full force and effect and shall be deemed restated herein as if set forth herein verbatim.

     DATED this __ day of October, 1997.

                    EMPLOYEE:

                    /s/ John McLaughlin
                    -----------------------------------------------
                    John McLaughlin

                    EMPLOYER:
                    HARVEYS CASINO RESORTS, a Nevada corporation

                    By:  /s/ Charles W. Scharer
                         -------------------------------------------
                         CHARLES W. SCHARER
                         President/Chief Executive Officer